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                                                                   Exhibit 10.15


                             SUBORDINATION AGREEMENT



        THIS SUBORDINATION AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of May 27, 1998 by and among (i) Seagate Technology, Inc. (together with any of its successors, transferees and assigns, collectively, the "Subordinated Holder" (ii) the Foothill Group Agent (as defined below) for and on behalf of the Foothill Group (as defined below) and (iii) the Bank Group Agent (as defined below) for and on behalf of the Bank Group (as defined below) with reference to the following facts:

        1. Definitions. When used in this Agreement, the following terms have the following respective meanings:

        "Agreement" shall have the meaning assigned thereto in the preamble to this Agreement.

        "Bank Group" shall mean the Bank Group Agent, CIBC [Asia] Ltd., Banque Nationale de Paris, San Francisco Branch, as Co-Agent, Banque Nationale de Paris, Singapore Branch, Fleet National Bank, Sanwa Bank California, Union Bank of California, N.A., and any of other Person holding any Bank Group Claim, and each of them, collectively and individually.

        "Bank Group Agent " shall mean Canadian Imperial Bank of Commerce, New York Agency, acting as agent for the Bank Group pursuant to the Bank Group Financing Documents, and successor agent thereunder. Unless the Subordinated Lender shall have been notified otherwise in accordance with Section 21, the Subordinated Lender may presume that Canadian Imperial Bank of Commerce, New York Agency, continues to be the Bank Group Agent.

        "Bank Group Agreement" shall mean the Amended and Restated Credit Agreement dated as of May 29, 1998 among StorMedia International, Ltd. and Strates Pte. Ltd., as Borrowers, StorMedia, as Parent Guarantor, and the Bank Group, as the same may from time to time be amended, restated, supplemented, modified, renewed, extended, replaced or refinanced,

        "Bank Group Claims" shall mean all present and future claims of the Bank Group against StorMedia or any of its Subsidiaries for the payment of money arising under or related to the Bank Group Financing Documents, including all claims for principal and interest (including interest accruing after the commencement of a bankruptcy case by or against StorMedia or any of its Subsidiaries irrespective of whether a claim for such interest is allowed in such case), or for reimbursement in connection with amounts paid under letters of credit or for cash collateralization of amounts available to be drawn under letters of credit, or for reimbursement of late charges, fees, costs or expenses, or otherwise, whether fixed or contingent, matured or unmatured, liquidated or unliquidated, and whether arising under contract, in tort or otherwise.

        "Bank Group Financing Documents" shall mean the Bank Group Agreement arid all present and fixture notes, guaranties, letters of credit, reimbursement agreements, security



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documents or other documents or agreements in any way related to, evidencing or documenting the Bank Group Claims, as any of the same may from time to dine be amended, restated, supplemented, modified, renewed, extended, replaced or refinanced.

        "Bankruptcy Code" shall mean Title 11 of the United States Code (11 U.S.C. Sections 101 et seq.), as amended from time to time.

        "Borrower" shall mean StorMedia Incorporated. The term "Borrower" shall include any successor or assign of Borrower, including, without limitation, a receiver, trustee or debtor-in-possession for Borrower.

        "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of California or New York.

        "Default" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

        "Event of Default" shall mean an "Event of Default" under (and as defined in) any of the Senior Debt Documents.

        "Foothill Group" shall mean Foothill Capital Corporation in its individual capacity and as the Foothill Group Agent, Madeleine, L.L.C., and any other Person holding any Foothill Group Claim, and each of them, collectively and individually.

        "Foothill Group Agent" shall mean Foothill Capital Corporation, a California corporation, acting as agent for the members of the Foothill Group pursuant to the Foothill Group Financing Documents, and any successor agent thereunder. Unless the Subordinated Holder shall have been notified otherwise in accordance with Section 21, the Subordinated Holder may presume that Foothill Capital Corporation continues to be the Foothill Group Agent.

        "Foothill Group Agreement" shall mean the Loan and Security Agreement dated as of May 29, 1998, between StorMedia and Akashic Memories Corporation, on the one hand, and, on the other hand, the Foothill Group, as the same may from time to time be amended, restated, supplemented, modified, renewed, extended, replaced or refinanced.

        "Foothill Group Claims" shall mean all present and future claims of the Foothill Group against StorMedia or any of its Subsidiaries for the payment of money arising under or related to the Foothill Group Financing Documents, including all claims for principal and interest (including interest accruing after the commencement of a bankruptcy case by or against StorMedia or any of its Subsidiaries irrespective of whether a claim for such interest is allowed in such case), or for reimbursement in connection with amounts paid under letters of credit (or guaranties in respect thereof) or for cash collateralization of amounts available to be drawn under letters of credit (or guaranties in respect thereof), or for reimbursement of late charges, fees, costs or expenses, or otherwise, whether fixed or contingent, matured or unmatured, liquidated or unliquidated, and whether arising under contract, in tort or otherwise.



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        "Foothill Group Financing Documents" shall mean the Foothill Group
Agreement and all present and future notes, guaranties, letters of credit (or guaranties in respect thereof), reimbursement agreement, security documents or other documents or agreements in any way related to, evidencing or documenting the Foothill Group Claims, as any of the same may from time to time be amended, restated, supplemented, modified, renewed, extended, replaced or refinanced.

        "Permitted Payment" shall have the meaning assigned thereto in Section 2(b).

        "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

        "Satisfied" shall mean, with respect to the Senior Debt, (i) any and all Senior Debt shall have been paid in full in cash, (ii) all financing arrangements and accommodations between Senior Lender and Borrower shall have been terminated and (iii) Senior Lender shall have no obligation to make loans, financial accommodations or advance funds which would constitute Senior Debt to Borrower or any of its Subsidiaries.

        "Senior Debt" shall mean the Bank Group Claims and the Foothill Group Claims.

        "Senior Debt Documents" shall mean the Bank Group Financing Documents and the Foothill Group Financing Documents, as any of the same may be amended, modified, supplemented, consolidated, replaced, renewed or refinanced.

        "Senior Lenders" shall mean the Bank Group and the Foothill Group.

        "Subordinated Debt" shall mean all present and future claims of the Subordinated Lender against StorMedia or any of its Subsidiaries for the payment of money arising under or related to the Subordinated Debt Documents, including all claims for principal and interest (including interest accruing after the commencement of a bankruptcy case by or against StorMedia or any of its Subsidiaries irrespective of whether a claim for such interest is allowed in such case), or for reimbursement in connection with amounts paid under letters of credit (or guaranties in respect thereof) or for cash collateralization of amounts available to be drawn under letters of credit (or guaranties in respect thereof), or for reimbursement of late charges, fees, costs or expenses, or otherwise, whether fixed or contingent, matured or unmatured, liquidated or unliquidated, and whether arising under contract, in tort or otherwise.

        "Subordinated Debt Documents" shall mean the Subordinated Loan Agreement and all present and fixture notes, guaranties, letters of credit (or guaranties in respect thereof), reimbursement agreements, security documents or other documents or agreements in any way related to, evidencing or documenting the Subordinated Debt, as any of the same may from time to time be amended restated supplemented, modified, renewed, extended, replaced or refinanced.



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        "Subordinated Holder" shall have the meaning assigned thereto in the preamble to this Agreement.

        "Subordinated Loan Agreement" shall mean the Termination of Supply Agreement and Loan and Security Agreement entered into as of May 29, 1998 by and between StorMedia and the Subordinated Lender, as the same may from time to time be amended, restated, supplemented, modified, renewed, extended, replaced or refinanced,

        "Subsidiary" shall mean, with respect to any Person, (a) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such capital stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner.

        Unless otherwise specified, references in this Agreement to a Section, subsection, clause or Exhibit refer to such Section, subsection, clause or Exhibit as contained in, or attached to, this Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including all Exhibits, and not to any particular Section, subsection or clause contained in this Agreement or any such Exhibit.

        Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by this Agreement) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in this Agreement refers to the knowledge (or an analogous phrase) of any party hereto, such words are intended to signify that such party has actual knowledge or awareness of a particular fact or circumstance or that such party, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

        2.     Payment Subordination.

               (a) General. The Subordinated Holder hereby subordinates the payments and performance of all Subordinated Debt and all claims, rights and demands arising therefrom to the payment and performance of all Senior Debt and all claims, rights and demands arising therefrom. Until the Senior Debt is Satisfied, (i) Borrower will not make, and Subordinated



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Holder will not accept, either directly or indirectly, payment (or any kind or character) or all or any part of the principal of, premium, if any, or interest on or any claim or amount with respect to any of the Subordinated Debt, (ii) Borrower will not purchase, repurchase, acquire or redeem any Subordinated Debt, and (iii) the Subordinated Holder will not demand or accelerate any of the Subordinated Debt, institute any court proceedings against Borrower to collect any Subordinated Debt, or exercise any rights or remedies against Borrower or its assets, unless such payment, purchase, acquisition, redemption or other action is expressly permitted by this Agreement.

               (b) Permitted Payments. The Subordinated Holder may receive regularly scheduled payments as required under the Subordinated Debt Documents ("Permitted Payments"). Notwithstanding the foregoing, no payments shall be made on or in respect of the principal of, premium, if any, or interest on or any claim or amount with respect to any of the Subordinated Debt, and Subordinated Holder will not demand or accelerate any of the Subordinated Debt, institute any court proceedings against Borrower to collect any Subordinated Debt or exercise any rights or remedies against Borrower or its assets, if any of the following events have occurred:

                      (i) Any bankruptcy, insolvency, reorganization,
               liquidation, receivership or similar proceeding has been commenced against or by Borrower, or

                      (ii) Any Default or Event of Default has occurred and is
               continuing, unless and until such Default or Event of Default is waived in writing by Senior Lender.

               (c) Prepayments. Notwithstanding anything herein or elsewhere to the contrary, Borrower may not acquire, purchase, repurchase, redeem, or otherwise make any prepayment (mandatory or voluntary) of any principal, premium, if any, or interest on any of the Subordinated Debt without the prior written consent of Senior Lenders.

               (d) Acceleration and Other Remedies. Notwithstanding anything herein or in any of the Subordinated Debt Documents to the contrary, the Subordinated Holder agrees that, until the Senior Debt has been Satisfied, it will not accelerate any of the Subordinated Debt, institute any court proceedings against Borrower to collect any Subordinated Debt, or exercise any rights or remedies against Borrower or its assets (including any collateral), as a result of any default with respect to the Subordinated Debt owing to the Subordinated Holder, or otherwise, including Borrower's failure to make a Permitted Payment, unless an event described in Section 2(b)(i) has occurred or the maturity date of all Senior Debt has been accelerated.

               (e) Subrogation. After the Senior Debt has been Satisfied, the Subordinated Holder shall be subrogated to the rights of the Senior Lender to receive payments or distributions of cash, property or securities of Borrower applicable to the Senior Debt until the Subordinated Debt shall be paid in full, and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Subordinated Holders would be entitled except for the provisions of this Agreement, and no payment over



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pursuant to the provisions of this Agreement to the Senior Lender by holders of
Subordinated Debt shall, as among Borrower, its creditors other than holders of Senior Debt, and the holders of Subordinated Debt, be deemed to be a payment by Borrower to or on account of the Senior Debt.

               (f) Enforcement. The right of Senior Lenders to enforce the subordination provisions and any other provisions hereof shall not in any way be prejudiced or impaired by any act or failure to act on the part of Senior Lenders, Borrower or the Subordinated Holder, or by any noncompliance by Borrower or the Subordinated holder with the terms, provisions and covenants of this Agreement.

        3. Lein Subordination. To the extent the Subordinated Holder becomes the holder of any collateral, lien or security interest on any property securing the payment or performance of the obligations evidenced by the Subordinated Debt Documents, the Subordinated Holder's rights with respect to such collateral, and all such liens and security interests, whether now or hereafter arising and howsoever existing, in any assets of Borrower or any assets securing the Senior Debt shall be and hereby are subordinated to the rights and interests of the Senior Lenders in those assets irrespective of the time or order of attachment or perfection of any liens or security interests, irrespective of the time or order of filing of any financing statement or other document, and irrespective of any statute, rule, law, or court decision to the contrary. The Subordinated Holder shall not have any right to possession of any such assets or to foreclose upon any such assets or to exercise any other remedy with respect to such assets, whether by judicial action or otherwise, unless and until all of the Senior Debt shall have been Satisfied. The Subordinated Holder will not seek or obtain any collateral for the Subordinated Debt other than receivables owed by Seagate to borrower.

        4.     In Furtherance of Subordination.

               (a) Upon any distribution of any of the assets of Borrower, any guarantor of any of the Subordinated Debt or any collateral securing the Subordinated Debt, upon or in connection with any dissolution, recapitalization, distribution, winding up, liquidation, arrangements or reorganization of Borrower, any guarantor of any of the Subordinated Debt or any other Person, or upon any assignment for the benefit of creditors or any other marshaling of the assets and/or liabilities of Borrower, or any guarantor of any of the Subordinated Debt or otherwise, any payment, dividend or distribution of any kind (whether in cash, securities or other property) which would otherwise be payable or deliverable with respect to the Subordinated Debt, shall be paid or delivered directly to any Senior Lender for application (in the case of cash) to or as collateral (in the case of securities or other property) for the Senior Debt.

               (b) In the event that any payment or payments made to Senior Lenders with respect to any of the Senior Debt or otherwise made to Senior Lenders pursuant to this Agreement, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to any trustee, receiver or any other Person under any bankruptcy statute, state or federal law, common law or equitable cause, then
(i) to the extent of such payment or payments, the obligations or part thereof intended to be satisfied shall be revived and continued as Senior Debt in full force and effect, as if such payment or payments



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had not been made, (ii) Senior Lenders shall continue to have all rights under this Agreement related to such revived obligations which shall constitute Senior Debt, and (iii) the Subordinated Holder agrees to pay to any Senior Lender any payments which were received by the Subordinated Holder with respect to the Subordinated Debt owing to the Subordinated Holder or in connection with any subrogation rights of the Subordinated Holder to the extend necessary to pay in full such revived and continued Senior Debt obligations.

               (c) In the event that Subordinated Holder is required to turn over or deliver to any Senior Lender any amount or property paid or delivered to Subordinated Holder pursuant to this Section 4, Section 6 or otherwise, the obligations of Borrower under the Subordinated Debt Loan Documents with respect to any such amount or property shall be revived and continued as Subordinated Debt in full force and effect, as if such amount or property had not been paid or received.

        5.     [TEXT HAS BEEN DELETED]

        6. Payment Received in Trust. Except for Permitted Payments received by the Subordinated Holder permitted by Section 2(b), should any payment or distribution or security or instrument or proceeds thereof be received by the Subordinated Holder upon or with respect to the Subordinated Debt or any other obligations of Borrower to the Subordinated Holder prior to all of the Senior Debt being Satisfied, the Subordinated Holder shall receive and hold the same in trust, as trustee, for the benefit of Senior Lender, and shall forthwith deliver the same to Senior Lenders, in precisely the form received (except for the endorsement or assignment of the Subordinated Holder where necessary), for application on (in the case of cash) or to be held as collateral for (in the case of securities or other property) any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by the Subordinated Holder as the property of Senior Lenders. In the event of the failure of the Subordinated Holder to make any such endorsement or assignment to Senior Lenders, Senior Lenders or any of their officers or employees, are hereby irrevocably authorized to make the same. Notwithstanding the foregoing, unless the Subordinated Holder has actual knowledge that a payment purportedly made as a Permitted Payment hereunder was not in fact a Permitted Payment or shall have received notice from Borrower or Senior Lenders of the existence of any condition which would prohibit the receipt of a Permitted Payment hereunder within one year following the date any payment purportedly made as a Permitted Payment is received, the Subordinated Holder receiving such purportedly Permitted Payment shall not be required to deliver the proceeds of such purportedly Permitted Payment to the Senior Lenders pursuant to this Section 6.

        7. Instrument Legend. Any instrument at any time evidencing any of the Subordinated Debt, or any portion thereof, will be conspicuously marked with a legend substantially in the form of the following:

        THIS INSTRUMENT IS SUBJECT TO THE TERM OF A SUBORDINATION AGREEMENT IN FAVOR OF FOOTHILL CAPITAL CORPORATION AND CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENT, ON BEHALF OF ITSELF AND A SYNDICATE OF BANKS, WHICH



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        SUBORDINATION AGREEMENT CONTAINS CERTAIN SUBORDINATION PROVISIONS AND IS
        INCORPORATED HEREIN BY REFERENCE. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THIS INSTRUMENT, NO PAYMENT ON ACCOUNT OF THE PRINCIPAL, PREMIUM, IF ANY, OR INTEREST HEREOF, OR ANY PROCEEDS OF COLLATERAL SECURING THE INDEBTEDNESS EVIDENCED HEREBY, SHALL BECOME DUE OR BE PAID EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH SUBORDINATION AGREEMENT.

Borrower will deliver to Senior Lenders a copy of each instrument evidencing the Subordinated Debt, or any portion thereof, as of the date hereof on or before the date hereof. Borrower will deliver to Senior Lenders a copy of each instrument evidencing any of the Subordinated Debt, or any portion thereof, which is hereafter executed by Borrower within five (5) Business Days after the execution thereof.

        8. Senior Lender's Rights. Without notice to the Subordinated Holder and without affecting or releasing any obligation or agreement of the Subordinated Holder under this Agreement, Senior Lenders may at any time or times do any of the following with respect to any of the Senior Debt: (a) waive or rescind any Default, Event or Default or other default, or other default, (b) exercise any rights or remedies, with respect to the Senior Debt, (c) amend, modify, alter or waive any of the terms of any of the Senior Debt Documents, (d) renew or extend the time for payments of all or any part of the Senior Debt, (e) increase or decrease the amount of the Senior Debt, (f) accept additional collateral security or guaranties for all or any part of the Senior Debt and sell, exchange, fail to perfect, release or otherwise deal with all or any part of any such collateral or guaranties, (g) release any party primarily or secondarily obligated on the Senior Debt, (h) grant indulgences and take or refrain from taking any action with regard to the collection of enforcement of all or any part of the Senior Debt and (i) take any action which might otherwise give rise to any claim by the Subordinated Holder. Nothing in this Agreement shall impair any right of the Senior Lenders with respect to any of the Senior Debt or any collateral security or guaranties therefor or the proceeds thereof.

        9. Representations and Warranties of Subordinated Holders. The Subordinated Holder represents and warrants to the Senior Lenders that each of the following statements are true and correct:

               (a) The Subordinated Holder has not previously assigned any interest in the Subordinated Debt owing to the Subordinated Holder or any security interest in connection therewith, that no other party owns an interest in such Subordinated Debt or security therefor other than the Subordinated Holder (whether as joint holders of such Subordinated Debt, participants or otherwise) and that all of such Subordinated Debt is owing only to the Subordinated Holder.

               (b) The Indebtedness evidenced by the Subordinated Debt Documents as of the date hereof, copies of which are attached hereto as Exhibit A, constitute as of the date hereof, all of the now existing liabilities of any nature whatsoever of Borrower to such Subordinated



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Holder. To the knowledge of the Subordinated Holder, there is no event of default which with the giving of notice, passage of time or both would constitute an event of default existing under the Subordinated Debt Documents.

               (c)    [TEXT HAS BEEN DELETED]

               (d) This Agreement has been duly authorized (if the Subordinated Holder is a corporation, partnership or limited liability company), executed and delivered by or on behalf of the Subordinated Holder and constitutes the legal, valid and binding obligation of the Subordinated Holder, enforceable in accordance with its terms.

        10.    Covenants.

               (a)    [TEXT HAS BEEN DELETED]

               (b) The Subordinated Holder covenants that the entire Subordinated Debt owing to the Subordinated Holder as of the date hereof (or the date of any transfer to a Subordinated Holder after the date hereof) shall continue to be owing only to the Subordinated Holder and all collateral therefor shall continue to be held solely for the benefit of the Subordinated Holder unless the Subordinated Holder has obtained and delivered to Senior Lender the assignee's or transferee's written agreement to be bound by this Agreement.

               (c) In the event the Subordinated Holder at any time has any indebtedness or obligations owing to Borrower or any of its Subsidiaries, the Subordinated Holder hereby irrevocably agrees that it shall repay such indebtedness or obligations and shall not deduct from or setoff against any amounts owing to the Subordinated Holder by Borrower or such Subsidiary in connection therewith.

               (d) Promptly upon obtaining knowledge thereof, the Subordinated Holder shall deliver written notice to Senior Lender of the occurrence of an event of default or default which with the giving of notice, passage of time or both would constitute an event of default existing under the Subordinated Debt Documents, together with a description of the nature thereof.

               (e) No Subordinated Holder will change or amend the terms of the Subordinated Debt owing to it if the effect of such amendment is to: (i) increase the interest rate on such Subordinated Debt; (ii) change the dates upon which payments of principal or interest are due on such Subordinated Debt other than to extend such dates; (iii) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Subordinated Debt; (iv) change the redemption or prepayment provisions of the Subordinated Debt Documents other than to extend the dates therefor or to reduce the premiums payable in connection therewith; or
(v) change or amend any other term if such change or amendment would materially increase the obligations of Borrower or confer additional material rights to the Subordinated Holder in a manner adverse to Borrower, any of its Subsidiaries or Senior Lender.




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               (f) The Subordinated Holder shall not initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability or priority of the Senior Lenders' claim, (ii) challenging the enforceability or priority of any liens or security interests in assets securing the Senior Debt or (iii) asserting any claims which the Borrower may hold with respect to the Senior Lenders.

               (g) Until the Senior Debt is Satisfied, the Subordinated Holder will not file or join with any other Person in filing against, Borrower or any of its Subsidiaries any (i) involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under the Bankruptcy Code or any similar Federal or state law or (ii) any motion for the substantive consolidation of any case of Borrower with the case of any Subsidiary of Borrower which is a party to the Senior Debt Documents in any voluntary or involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under the Bankruptcy Code or any similar Federal or state law file or join with any other Person; provided, however, that (x) the Subordinated Holder shall have no duty, liability or responsibility with respect to any such filing by any other Person except for duties expressly created by this Section 10(g); and (y) the foregoing shall not limit the rights of the Subordinated Holder to file any claim in or otherwise take any action (not inconsistent with the express provisions of this Agreement) permitted or required by applicable law with respect to any insolvency proceeding instituted against Borrower or its Subsidiaries by any other Person.

        11. Continuing Nature of Subordination. This Agreement shall be effective and may not be terminated or otherwise revoked by the Subordinated Holder until the Senior Debt shall have been Satisfied. In the event the Subordinated Holder shall have any right under applicable law otherwise to terminate or revoke this Agreement which right cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by the Subordinated Holder, is actually received by Senior Lenders in accordance with Section 21. In the absence of the circumstances described in the immediately preceding sentence, this is a continuing agreement of subordination and Senior Lenders may continue, at any time and without notice to the Subordinated Holder, to extend credit or other financial accommodations and loan moneys to or for the benefit of Borrower and its Subsidiaries on the faith hereof. Any termination or revocation described hereinabove shall not affect this Agreement in relation to (a) any of the Senior Debt which arose prior to receipt thereof or(b) any of the Senior Debt created after receipt thereof, if such Senior Debt was incurred for the purpose of protecting any collateral or in respect of enforcement costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by Senior Lenders in connection with the Senior Debt. If, in reliance on this Agreement, Senior Lenders make loans or other advances to or for the benefit of Borrower or any of its Subsidiaries or takes other action under the Senior Debt Documents after such aforesaid termination or revocation by such Subordinated Holder but prior to the receipt by Senior Lenders of said written notice as set forth above, the rights of Senior Lenders shall be the same as if such termination or revocation had not occurred; and, in any event, no obligation of the Subordinated Holder hereunder shall be affected pursuant to this Section 11 by the death or incapacity of the Subordinated Holder or any other subordinated party, pledgor, endorser, or guarantor, if any.




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        (12) Waivers of Subordinated Holders. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement. The Subordinated Holder expressly waives all notice of the acceptance by Senior Lender of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and each Subordinated Holder expressly waives reliance by the Senior Lenders upon the subordination and other agreements as herein provided. Subordinated Holder hereby waives any right that it may have whether such right arises under Sections 9504 or 9505 of the Uniform Commercial Code as in effect on the date hereof in the State of California or other applicable law, to receive notice of Senior Lenders' intended disposition of (or a portion thereof) or of Senior Lenders' proposed retention of such assets in assets securing the Senior Debt, or any part thereof satisfaction of the Senior Debt (or a portion thereof). The Subordinated Holder further agrees that in the event Borrower consents or fails to object to a proposed retention of such assets (or a portion thereof) by Senior Lenders in satisfaction of the Senior Debt (or a portion thereof), the Subordinated Holder hereby consents to such proposed retention regardless of whether the Subordinated Holder is provided with notice of such proposed retention. The Subordinated Holder agrees that it will not interfere with or in any manner oppose a disposition of any assets securing the Senior Debt by Senior Lenders. Each Subordinated Holder agrees that Senior Lenders have made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Senior Debt Documents, or the collectibility of the Senior Debt, that Senior Lenders shall be entitled to manage and supervise the Senior Debt in accordance with applicable law and Senior Lenders' usual practices, modified from time to time as Senior Lenders deems appropriate under the circumstances, without regard to the existence of any rights that the Subordinated Holder may now or hereafter have in or to any of the assets of Borrower, and that Senior Lenders shall have no liability to the Subordinated Holder for, and waives any claim, except claims arising out of gross negligence or willful misconduct on the part of the Senior Lenders or any Senior Lender, which the Subordinated Holder may now or hereafter have against, Senior Lenders arising out of any and all actions which Senior Lenders, in good faith, take or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of lines or security interests in the "Collateral" (as defined in the Senior Debt Documents)) and other security for the Senior Debt, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party) with respect to the Senior Debt Documents or any other agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of the Collateral and/or other security for the Senior Debt.

        13. Bankruptcy Issues. The Subordinated Holder agrees the Senior Lenders may consent to the use of cash collateral or provide financing to Borrower and/or any of its Subsidiaries on such terms and conditions and in such amounts as Senior Lenders, in their sole discretion, may decide and that, in connection with such cash collateral usage or such financing, Borrower or such Subsidiary (or a trustee appointed for the estate of any or all of them) may grant to Senior Lenders lines and security interests upon all assets of Borrower or such Subsidiary, as applicable, which liens and security interests (i) shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the filing of the petition for relief or arise thereafter); and (ii) shall be superior in priority to the liens and security interests, held by the Subordinated Holder on the assets of Borrower or such Subsidiary. All allocations of payments between Senior Lenders and the Subordinated Holder shall, subject to any court order, continue to be made after the filing of a petition under the Bankruptcy Code on the same basis that the payments were to be allocate prior to the date of such filing. The Subordinated Holder waives any claim it may now or hereafter have arising out of Senior Lenders' elections, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by Borrower, as debtor in possession.

        14. Senior Lenders' Waivers. No waiver shall be deemed to be made by Senior Lenders of any of Senior Lenders' rights hereunder, unless the same shall be in writing signed on behalf of Senior Lenders, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Senior Lender or the obligations of the Subordinated Holder to Senior Lenders in any other respect at any other time.

        15. Information Concerning Financial Condition of Borrower. The Subordinated Holder hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, any and all endorsers and any and all guarantors of the senior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or Subordinated Debt that diligent inquiry would reveal, and the Subordinated Holder hereby agrees that Senior Lender shall have no duty to advise any Subordinated Holder of information known to Senior Lender regarding such condition or any such circumstances. In the event Senior Lenders, in Senior Lenders' sole discretion, undertakes, at any time or from time to time, to provide any such information to any Subordinated Holder, Senior Lenders shall be under no obligation (i) to provide any such information to any Subordinated Holder on any subsequent occasion or (ii) to undertake any investigation not a part of Senior Lenders' regular business routine and shall be under no obligation to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Senior Lender wishes to maintain confidential. Each Subordinated Holder hereby agrees that all payments received by Senior Lenders may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, as Senior Lenders, in Senior Lenders' sole discretion, deems appropriate and assents to any extension or postponement of the time of payments of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Debt and to the addition or release of any other party or Person primarily or secondarily liable therefor.

        16. No Waiver. Senior Lenders' failure, at any time or times, to require strict performance by any Subordinated Holder of any provision of this Agreement shall not waive, affect or diminish any right of Senior Lenders thereafter to demand strict compliance and performance therewith. None of the undertakings, agreements, warranties, covenants and representations of the Subordinated Holder contained in this Agreement shall be deemed to have been suspended or waived by Senior Lenders, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Senior Lenders and directed to the Subordinated Holders specifying such suspension or waiver.

        17. Remedies. Senior Lenders' rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Senior Lenders may have under any other agreement, by operation of law or otherwise. Recourse to Senior Lenders' collateral shall not be required.

        18. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

        19. Conflict of Terms. Subordinated Holder acknowledges and agrees that, to the extent the terms and provisions of either this Agreement or the Senior Debt Documents are inconsistent with any Subordinated Debt Document, such Subordination Debt Document shall be deemed to be subject to the Senior Debt Documents and this Agreement.

        20. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY OR ORANGE COUNTY, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE SUBORDINATED HOLDERS (OR ANY OF THEM) AND SENIOR LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT ALL PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF LOS ANGELES OR ORANGE COUNTY, CALIFORNIA AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SENIOR LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON ANY COLLATERAL GRANTED TO ANY SUBORDINATED HOLDER OR ANY OTHER SECURITY FOR THE SUBORDINATED DEBT, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SENIOR LENDER. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY

REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN EXHIBIT B OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

        21. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section
21), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated on Exhibit B or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

        22. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

        23. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

        24. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN ANY SUBORDINATED HOLDER AND SENIOR LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO.

        25. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower and/or any of its Subsidiaries for liquidation or reorganization, should Borrower and/or any of its Subsidiaries become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the assets of Borrower and/or any of its Subsidiaries, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Senior Debt, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Senior Debt, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Senior Debt shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        26. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 20 and 24, with its counsel.

        27. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event as ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, this instrument has been executed by the duly authorized officer of the undersigned as of the date first above written.

                                       SEAGATE TECHNOLOGY, INC.,
                                       as the Subordinated Holder

                                       By: /s/
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       NEW YORK AGENCY,
                                       as Bank Group Agent

                                       By: /s/
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       FOOTHILL CAPITAL CORPORATION,
                                       as Foothill Group Agent

                                       By: /s/
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                    ACKNOWLEDGMENT OF STORMEDIA INCORPORATED

        The undersigned hereby approves of, an agrees and consents to, the foregoing Subordination Agreement, and agrees not to make any payments on account of Subordinated Debt except as expressly permitted therein or to take any action which is inconsistent with the provisions thereof.


                                       STORMEDIA INCORPORATED


                                       By: /s/
                                          --------------------------------------
                                       Title:
                                             -----------------------------------